Exhibit 99.2


     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Form 10-Q of Andrx Corporation (the "Company") for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Angelo C. Malahias, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                              Name: /s/ Angelo C. Malahias
                                                   ----------------------------
                                                   Angelo C. Malahias
                                                   Chief Financial Officer

                                                   August 19, 2002

                                       57